                                                                   COMMON STOCK
[Logo of Neurocrine BIOSCIENCES, INC.]
                                                                   [SHARES LOGO]



                                  NEUROCRINE
                               ----------------
                               BIOSCIENCES, INC.


                                             SEE REVERSE FOR CERTAIN DEFINITIONS

                          INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA

This Certifies that

                        SPECIMEN

is the record holder of

                             CERTIFICATE OF STOCK
FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, WITHOUT PAR VALUE OF

                         NEUROCRINE BIOSCIENCES, INC.
transferable on the books of the Corporation by the holder thereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
 WITNESS the seal of the Corporation and the signatures of its duly authorized officers.
Dated:


SPECIMEN                   [Corporate Seal Here]               SPECIMEN

     SECRETARY                                                      PRESIDENT


                                COUNTERSIGNED AND REGISTERED:/s/
                                                             ----------------
                                   FIRST INTERSTATE BANK OF CALIFORNIA
                                      TRANSFER AGENT AND REGISTRAR


                                                            AUTHORIZED SIGNATURE

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of
         survivorship and not as tenants
         in common

UNIF GIFT MIN ACT -           CUSTODIAN
                    ----------          ------------
                     ( ??? )              (Minor)
                   under Uniform Gifts to Minors
                   Act
                      ----------------------------------
                             (  ???  )

UNIF TRF MIN ACT -              CUSTODIAN (until age
                   ------------                     ---------)
                     ( ??? )
                                       under Uniform Transfers
                   -------------------
                         (Minor)
                   to Minors Act
                                ----------------------------------
                                        (  ???  )


   Additional abbreviations may also be used though not in the above ??.


FOR VALUE RECEIVED,                    hereby sell, assign and transfer unto
                   -------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                     ]


- -------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -----------------------------------------------------------------------Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

- -----------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     --------------------------

                                 X
                                   --------------------------------------------

                                 X
                                   --------------------------------------------
                           NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed





By
  -------------------------------------------
  THE SIGNATURE(S) SHOULD BE GUARANTEED BY
  AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
  STOCKHOLDERS, SAVINGS AND LOAN ASSOCIATIONS
  AND CREDIT UNIONS WITH MEMBERSHIP IN AN
  APPROVED SIGNATURE GUARANTEE MEDALLION
  PROGRAM), PURSUANT TO E.E.C. RULE 17a?.15